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  SUPPLEMENT TO THE CLASS A PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                  CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S CLASS A PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF GOALS AND STRATEGIES FOUND ON PAGE 12 OF THE PROSPECTUS:

Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers in financial services industries from at least three countries, including the U.S.

The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund to become effective upon at least 60 days' notice to shareholders prior to any such change.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF CERTAIN INVESTMENT PRACTICES:
INVESTMENT-GRADE DEBT SECURITIES AND NON-INVESTMENT-GRADE DEBT SECURITIES FOUND ON PAGE 17 OF THE PROSPECTUS:

The total investment in investment-grade and non-investment-grade debt securities is limited to 20% of net assets, plus any borrowings for investment purposes.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF DEBT SECURITIES FOUND ON PAGE 16 OF THE STATEMENT OF ADDITIONAL INFORMATION:

The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in debt securities.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated: May 31, 2002                                                CSFSA-16-0502